SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 12, 1999

                              SunTrust Banks, Inc.
             (Exact name of registrant as specified in its charter)


           Georgia                    001-08918                   58-1575035
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


    303 Peachtree St., N.E., Atlanta, Georgia                 30308
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   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code  (404) 588-7711

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Item 5. Other Events

On January 12, 1999, SunTrust Banks, Inc. issued a press release reporting 1998 Operating Earnings were $1.1 billion, an increase of 11.5%. A copy of the press release is filed as Exhibit 99 to this Current Report on Form 8-K.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SUNTRUST BANKS, INC.
                                    (Registrant)



Date: January 15, 1999              By:   /s/ William P. O'Halloran
                                          --------------------------------------
                                          William P. O'Halloran
                                          Senior Vice President and Controller